UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2016

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On September 26, 2016, the Board of Directors of American Express Company (the “Company”) amended the Company’s By-Laws, effective immediately, to implement a proxy access by-law, among other amendments. Section 3.12 of the By-Laws permits a shareholder, or a group of up to 20 shareholders, owning an aggregate of 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s annual proxy materials directors constituting up to 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the By-Laws.

Sections 2.9 and 3.11 were also amended to modify and supplement the applicable requirements for a shareholder seeking to make a director nomination or shareholder proposal pursuant to the advance notice provisions, Section 3.1 was amended to require nominees to the Board to disclose third-party compensation and provide other representations, and Section 6.1 was amended as it relates to indemnification in connection with proceedings brought against the Company by directors, officers or employees. The amendments to the By-Laws also include clarifications, conforming changes and updates to other provisions of the By-Laws.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by the text of the By-Laws, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events

On September 26, 2016, the Company’s Board of Directors also approved the repurchase of up to 150 million shares of the Company’s common stock, from time to time, subject to market conditions and the Federal Reserve’s non-objection to the Company’s capital plans, and an increase to the quarterly dividend on the Company’s common stock from $0.29 per share to $0.32 per share. A copy of the press release issued in connection therewith is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Company’s By-Laws, as amended through September 26, 2016.
99.1	Press release of American Express Company, dated September 27, 2016, announcing the authorization to repurchase up to 150 million shares of its common stock and an increase to the quarterly dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  September 27, 2016

EXHIBIT INDEX

Exhibit	Description
3.1	Company’s By-Laws, as amended through September 26, 2016.
99.1	Press release of American Express Company, dated September 27, 2016, announcing the authorization to repurchase up to 150 million shares of its common stock and an increase to the quarterly dividend.